LEGG MASON PARTNERS EQUITY TRUST

DECEMBER 29, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS OF

LEGG MASON BATTERYMARCH S&P 500 INDEX FUND

DATED MARCH 25, 2010

The last sentence of the legend on the cover of the Fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated January 28, 2010, as supplemented on March 12, 2010, March 19, 2010, May 21, 2010 and December 29, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated January 28, 2010, as supplemented on March 12, 2010, May 21, 2010 and June 10, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2009, are incorporated by reference into this Summary Prospectus.

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